SEI TAX EXEMPT TRUST
SEI DAILY INCOME TRUST
SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI ASSET ALLOCATION TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
ADVISER MANAGED TRUST
NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST

October 22, 2021
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") OF EACH TRUST

The Trusts regretfully announce that one of their Trustees, George J. Sullivan, Jr., passed away peacefully on October 13, 2021, surrounded by his family. George served as a Trustee to the SEI Funds since 1996, including as Chair of the Board's Audit Committee for many years. His passing comes just days after the 25th anniversary of his first being elected to the Board by the SEI Funds' shareholders. During his tenure, George helped the SEI Funds steer through volatile market conditions, adapt to evolving regulations, and implement innovative products and strategies. He was a consummate gentleman and a tireless advocate for the SEI Funds' shareholders. His broad and deep knowledge of the financial industry, guidance and kindness brought tremendous value to every Board meeting, and he will be dearly missed. Because George, sadly, is no longer a Trustee, references to him are hereby removed. The Trusts and the Board of Trustees wish to extend our condolences to George's friends and family during this difficult time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1363 (10/21)